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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 21, 2004




                            BURLINGTON RESOURCES INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


               Delaware                          1-9971          911413284
-----------------------------------------   --------------  ------------------
      (State or other Jurisdiction            (Commission    (I.R.S. Employer
            of incorporation)                 File Number)  Identification No.)



        5051 Westheimer, Houston, Texas                           77056-2124
---------------------------------------------------              -----------
     (Address of principal executive offices)                     (Zip Code)

                                  713-624-9500
                                  ------------
               Registrant's telephone number, including area code


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Item 5.  Other Events.

On January 21, 2004, Burlington Resources Inc. (the "Company") issued press releases announcing, among other things, additional members elected to the board of directors, creation of Office of the Chairman, and a 2-for-1 split on the Company's common stock in the form of a share distribution, subject to shareholder approval of an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of common stock. Copies of the press releases are furnished herewith as Exhibits 99.1, 99.2 and 99.3, respectively.

Item 9. Regulation FD Disclosure and Item 12. Results of Operations and Financial Condition.

On January 21, 2004, the Company issued a press release announcing its earnings for both its fourth quarter and fiscal year 2003. The information set forth in the release under the heading "Outlook" shall be deemed furnished pursuant to
Item 9. Information set forth in the release other than that deemed furnished pursuant to Item 9, as described above, shall be deemed furnished pursuant to
Item 12. A copy of the press release is furnished herewith as Exhibit 99.4.

The information furnished under Item 9 and 12 of this Current Report on Form 8-K, including Exhibit 99.4, shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.









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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            BURLINGTON RESOURCES INC.





Date:  January 22, 2004               By:   /s/ Frederick J. Plaeger
                                            ----------------------------------
                                            Name:  Frederick J. Plaeger
                                            Title: Vice President and
                                                   General Counsel

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                                  EXHIBIT INDEX

      EXHIBIT NO.        DESCRIPTION
      -----------        -----------
         99.1            Press Release of Burlington Resources Inc. dated January 21, 2004.

         99.2            Press Release of Burlington Resources Inc. dated January 21, 2004.

         99.3            Press Release of Burlington Resources Inc. dated January 21, 2004.

         99.4            Press Release of Burlington Resources Inc. dated January 21, 2004.


